Investment Portfolio	as of February 28, 2022 (Unaudited)
DWS CROCI® Equity Dividend Fund
	Shares	Value ($)

Common Stocks 98.9%
Consumer Discretionary 4.7%
Household Durables
Garmin Ltd.	202,959	22,414,792
Whirlpool Corp. (a)	118,159	23,781,862
		46,196,654
Consumer Staples 32.2%
Beverages 5.0%
Coca-Cola Co.	407,116	25,338,900
PepsiCo, Inc.	141,462	23,162,988
		48,501,888
Food Products 17.4%
Campbell Soup Co.	541,420	24,347,657
Conagra Brands, Inc.	693,366	24,247,009
General Mills, Inc.	356,204	24,018,836
Kellogg Co. (a)	369,064	23,597,952
The Hershey Co.	122,821	24,841,775
The JM Smucker Co.	171,225	23,072,569
Tyson Foods, Inc. "A"	269,019	24,927,301
		169,053,099
Household Products 4.7%
Colgate-Palmolive Co.	292,397	22,499,949
Procter & Gamble Co.	151,724	23,652,254
		46,152,203
Tobacco 5.1%
Altria Group, Inc.	489,564	25,109,738
Philip Morris International, Inc.	241,257	24,383,845
		49,493,583
Financials 14.9%
Banks 10.3%
JPMorgan Chase & Co.	168,252	23,858,133
Regions Financial Corp.	1,053,978	25,495,728
U.S. Bancorp.	426,211	24,097,970
Zions Bancorp NA	368,218	26,102,974
		99,554,805
Capital Markets 2.3%
Bank of New York Mellon Corp.	414,246	22,017,175
Consumer Finance 2.3%
Synchrony Financial	532,340	22,773,505
Health Care 20.1%
Biotechnology 7.5%
AbbVie, Inc.	182,039	26,899,903

Amgen, Inc.	107,397	24,323,273
Gilead Sciences, Inc.	353,025	21,322,710
		72,545,886
Health Care Providers & Services 2.7%
Cardinal Health, Inc.	483,772	26,128,526
Pharmaceuticals 9.9%
Bristol-Myers Squibb Co.	389,532	26,749,162
Johnson & Johnson	145,762	23,988,052
Merck & Co., Inc.	308,907	23,656,098
Pfizer, Inc.	467,507	21,944,779
		96,338,091
Industrials 9.6%
Aerospace & Defense 2.8%
Lockheed Martin Corp. (a)	64,058	27,788,360
Air Freight & Logistics 2.3%
C.H. Robinson Worldwide, Inc. (a)	229,256	22,164,470
Industrial Conglomerates 2.2%
3M Co.	141,690	21,062,219
Machinery 2.3%
Cummins, Inc.	110,846	22,625,886
Information Technology 9.8%
Communications Equipment 2.5%
Cisco Systems, Inc.	433,837	24,195,089
IT Services 5.0%
Amdocs Ltd.	326,552	25,699,643
International Business Machines Corp.	182,583	22,368,243
		48,067,886
Semiconductors & Semiconductor Equipment 2.3%
Intel Corp.	473,237	22,573,405
Materials 2.7%
Chemicals
LyondellBasell Industries NV "A"	265,702	25,834,205
Utilities 4.9%
Electric Utilities 2.2%
PPL Corp.	818,930	21,431,398
Multi-Utilities 2.7%
Sempra Energy	182,950	26,385,049
Total Common Stocks (Cost $889,007,604)		960,883,382

Securities Lending Collateral 3.4%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c) (Cost $33,086,748)	33,086,748	33,086,748

Cash Equivalents 0.1%
DWS Central Cash Management Government Fund, 0.06% (b) (Cost $908,979)	908,979	908,979

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $923,003,331)	102.4	994,879,109
Other Assets and Liabilities, Net	(2.4)	(23,487,184)
Net Assets	100.0	971,391,925
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated investments during the period ended February 28, 2022 are as follows:
Value ($) at 11/30/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 2/28/2022	Value ($) at 2/28/2022
Securities Lending Collateral 3.4%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c)
638,175	32,448,573 (d)	—	—	—	2,067	—	33,086,748	33,086,748
Cash Equivalents 0.1%
DWS Central Cash Management Government Fund, 0.06% (b)
4,576,209	23,371,358	27,038,588	—	—	447	—	908,979	908,979
5,214,384	55,819,931	27,038,588	—	—	2,514	—	33,995,727	33,995,727
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at February 28, 2022 amounted to $33,953,743, which is 3.5% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended February 28, 2022.
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of February 28, 2022 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$960,883,382	$—	$—	$960,883,382
Short-Term Investments (a)	33,995,727	—	—	33,995,727
Total	$994,879,109	$—	$—	$994,879,109
(a)	See Investment Portfolio for additional detailed categorizations.

OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DCEDF-PH1
R-080548-1 (1/23)